Summary Prospectus	August 28, 2020
CVY	Invesco Zacks Multi-Asset Income ETF
NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated August 28, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Notification of electronic delivery of shareholder materials
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
Investment Objective
The Invesco Zacks Multi-Asset Income ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Underlying Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%

Other Expenses	0.19%

Acquired Fund Fees and Expenses(1)	0.25%

Total Annual Fund Operating Expenses	0.94%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) that represent securities in the Underlying Index.
 Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”) compiles and maintains the Underlying Index, which is composed of securities that Zacks selects from a universe of domestic and international companies listed on major U.S. exchanges. Zacks seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Underlying Index include stocks of large, medium, and small-sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.
1                                  Invesco Zacks Multi-Asset Income ETF
invesco.com/ETFs
P-CVY-SUMPRO-1

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded.
As of June 30, 2020, the Underlying Index was comprised of 149 constituents with market capitalizations ranging from $300 million to $296 billion.
The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).
Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of April 30, 2020, the Fund had significant exposure to the financials sector. The Fund’s portfolio holdings, and the extent to which it concentrates in any industry or group of industries, are likely to change over time.
Principal Risks of Investing in the Fund
The following summarizes the principal risks of the Fund. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
ADR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's net asset value (“NAV”) and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
COVID-19 Risk. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.
Financials Sector Risk. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
2                                  Invesco Zacks Multi-Asset Income ETF
invesco.com/ETFs

Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in exchange-traded funds are subject to, among other risks, the risk that the fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the fund’s shares.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Master Limited Partnership Risk. An MLP is an entity that is classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and whose partnership interests or “units” are traded on securities exchanges like shares of corporate stock. Investments in MLPs units are subject to certain risks inherent in a partnership structure, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Securities issued by MLPs may experience limited trading volumes and may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) than corporations under state laws, and may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the
Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.
Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.
REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate, and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
The Fund is the successor to the investment performance of the Guggenheim Multi-Asset Income ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on April 6, 2018. Accordingly, the performance information shown below for periods ending on or prior to April 6, 2018 is that of the Predecessor Fund. Updated performance information is available online at www.invesco.com/ETFs.
3                                  Invesco Zacks Multi-Asset Income ETF
invesco.com/ETFs

 Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years
Fund’s year-to-date total return (as of June 30, 2020): (28.10)%
Best Quarter (ended March 31, 2019): 13.11%
Worst Quarter (ended December 31, 2018): (12.15)%
Average Annual Total Returns for the Periods Ended December 31, 2019
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
	1 Year	5 Years	10 Years
Return Before Taxes	25.76%	5.35%	7.83%
Return After Taxes on Distributions	24.56%	3.64%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	15.69%	3.37%	5.33%

Zacks Multi-Asset Income Index (reflects no deduction for fees, expenses or taxes)	26.77%	6.01%	8.62%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:
Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	April 2018

Pratik Doshi	Portfolio Manager of the Adviser	August 2020

Michael Jeanette	Senior Portfolio Manager of the Adviser	April 2018

Tony Seisser	Portfolio Manager of the Adviser	April 2018

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
4                                  Invesco Zacks Multi-Asset Income ETF
invesco.com/ETFs